UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2026

Neumora Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41802	84-4367680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

260 Arsenal Place, Suite 1
Watertown, Massachusetts	02472
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 760-0900

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NMRA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 27, 2026, Neumora Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 17, 2026 (the “Definitive Proxy Statement”). Only stockholders of record as of the close of business on April 7, 2026, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 182,688,076 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. The tabulation of the stockholder votes on each proposal brought before the Annual Meeting is as follows:

Proposal 1. The election of three Class III directors to hold office until the 2029 annual meeting of stockholders and until their respective successor is elected and qualified or until their earlier death, resignation, disqualification or removal. The results of the vote were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Paul L. Berns	126,617,746	6,076,577	25,026,919
Matthew Fust	125,242,046	7,452,277	25,026,919
David Piacquad	126,878,899	5,815,424	25,026,919

Proposal 2. The ratification of the selection by the audit committee of the board of directors of the Company (the “Board”) of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026. The results of the vote were as follows:

Votes For	Votes Against	Abstentions
157,623,815	53,613	43,814

As a routine proposal under applicable rules, no broker non-votes were recorded in connection with this proposal.

Proposal 3. The advisory vote on the compensation of the Company’s named executive officers. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
131,998,871	420,917	274,535	25,026,919

Proposal 4. The advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers. The results of the vote were as follows:

For One Year	For Two Years	For Three Years	Abstentions	Broker Non-Votes
124,682,414	23,968	7,948,592	39,349	25,026,919

In accordance with the recommendation of the Board and the voting results on this advisory proposal, the Company will hold an advisory vote to approve the named executive officer compensation every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUMORA THERAPEUTICS, INC.

Date: May 29, 2026	By:	/s/ Michael Milligan
Michael Milligan Chief Financial Officer